UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2021

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27408	33-0684451
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1910 Opdyke Court, Auburn Hills, MI		48326
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (248) 364-7727

333 Westchester Avenue, South Building, Suite 204, White Plains, NY 10604

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SPAR Group, Inc. ("SGRP" or the "Corporation" and together with its subsidiaries, the "Company") has listed its shares of Common Stock (the "SGRP Shares") for trading through the Nasdaq Stock Market LLC ("Nasdaq") under the trading symbol "SGRP" and periodically files reports with the Securities and Exchange Commission ("SEC"). On July 13, 2021, SGRP filed its Proxy Statement on Schedule 14A with the SEC for SGRP's 2021 Annual Meeting of Stockholders on August 12, 2021 (the "2021 Proxy Statement").

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)    Appointment of SPAR Group Executives

On July 13, 2021, SGRP issued a Press Release (the "Release") announcing the appointment of Ron Lutz as SGRP's Chief Global Commercial Officer, William Linnane as SGRP's Chief Strategy and Growth Officer and Kori Belzer as SGRP's Global Chief Operating Officer, effective immediately. "I am pleased to welcome Ron and William to our executive leadership team and to congratulate Kori on her expanded global role." stated Mike Matacunas, SGRP's President and Chief Executive Officer. "Ron will lead global commercial business development, and will be responsible for global branding and marketing, as well as our business in Japan and Canada. William will be responsible for developing new markets, growing our Great Openings and Assembly businesses, as well as expanding global programs and technology. Kori's responsibilities will be expanded to include driving global synergies and operating efficiencies across all countries. "Ultimately, I expect our new, expanded leadership team will deliver greater success in the markets we serve, and accelerate our expansion into new markets." Said Mr. Matacunas.

The Release is filed as an Exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Appointment of Ron Lutz as SGRP's Chief Global Commercial Officer

As SGRP's Chief Global Commercial Officer, Mr. Lutz will be both an Executive and an Officer (as defined in SGRP's By-Laws) and will report directly to SGRP's President and CEO, Mike Matacunas. SPAR Japan, SPAR Canada and SGRP's U.S. Business Development Team will report to Mr. Lutz.

Pursuant to his offer letter dated as of June 21, 2021 (the "Lutz Offer"), Mr. Lutz will receive a salary of $250,000 per year, be eligible to participate in the SGRP bonus plans in 2021 and forward with a performance bonus plan of up to 50% of his base salary (guaranteed to be at least be $62,500 for 2021), and receive a onetime cash award of $50,000 payable in two installments in 2021. Mr. Lutz also will be granted an inducement award of Restricted Stock Units ("RSUs") issued on his start date with a market value of $50,000 as of the date of issuance (and vesting in one year), be granted (subject to Board approval) additional awards of Restricted Stock Units ("RSUs") issued annually (commencing in 2022) with a market value of $45,000 as of the date of each issuance (and vesting over three years), and be eligible for additional annual equity grants from time to time. He also will receive perquisites and Company benefits commensurate with the other executives.

Mr. Lutz also will receive severance protection under his Change of Control Severance Agreement with SGRP dated as of July 12, 2021 (the "Lutz CICSA"). The CICSA provides that Mr. Lutz will receive a lump sum severance payment if, within the period commencing on July 12, 2021, and continuing for so long as the Lutz CICSA remains in effect, Mr. Lutz either resigns for Good Reason (such as certain changes in control or an adverse change in duties or in compensation) or is terminated other than in a Termination For Cause (as such terms are defined in the Lutz CICSA). The lump sum severance payment is equal to one times the sum of Mr. Lutz': (i) Termination Base Salary; and (ii) Bonus (as such terms are defined in the Lutz CICSA).

Ron Lutz has built a 35-year executive career guiding Fortune 100 companies and private organizations in the retail customer experience space. He has led retail organizations through transformational growth, change management and market expansions. Throughout his career he has held responsibilities in the areas of sales, operations, strategy, marketing, omni-channel customer experience development, international expansion, and acquisitions. Most recently, Ron was consulting as an international strategic retail advisor. Prior to this, he was the Chief Client Officer at a private retail services and solutions company. With his extensive background in the industry, Ron has served in the capacity and/or held titles such as Chief Marketing Officer, Chief Customer Officer, VP Customer Experience Deployment, VP New Store – Remerchandising, VP Enterprise Print /Fixtures, and VP Store Service Solutions. Earlier in his career, he served as a Vice President with Lowe's Companies (NYSE: LOW), where he led the deployment of an omni-channel customer experience solution across 2,000+ North American retail store locations. He also had responsibility for new store development in emerging markets and store renovations across the US, Canada, and Mexico.

Appointment of William Linnane as SGRP's Chief Strategy and Growth Officer

As SGRP's Chief Strategy and Growth Officer, Mr. Linnane will be both an Executive and an Officer (as defined in SGRP's By-Laws) and will report directly to SGRP's President and CEO, Mike Matacunas. SPAR Group's Chief Information Officer, Vice President of Great Openings and Senior Vice President, Operations and Assembly will report to Mr. Linnane.

Pursuant to his offer letter dated as of July 9, 2021 (the "Linnane Offer"), Mr. Linnane will receive a salary of $250,000 per year, be eligible to participate in the SGRP bonus plans in 2021 and forward with a performance bonus plan of up to 50% of his base salary (guaranteed to be at least $60,000 for 2021), and receive a onetime cash award of $75,000 payable in three installments in 2021. Mr. Linnane also will be granted an inducement award of Restricted Stock Units ("RSUs") issued on his start date with a market value of $50,000 as of the date of issuance (and vesting in one year), be granted (subject to Board approval) additional awards of Restricted Stock Units ("RSUs") issued annually (commencing in 2022) with a market value of $45,000 as of the date of each issuance (and vesting over three years), and be eligible for additional annual equity grants from time to time. He also will receive perquisites and Company benefits commensurate with the other executives.

Mr. Linnane also will receive severance protection under his Change of Control Severance Agreement with SGRP dated as of July 9, 2021 (the "Linnane CICSA"). The CICSA provides that Mr. Linnane will receive a lump sum severance payment if, within the period commencing on July 9, and continuing for so long as the Linnane CICSA remains in effect, Mr. Linnane either resigns for Good Reason (such as certain changes in control or an adverse change in duties or in compensation) or is terminated other than in a Termination For Cause (as such terms are defined in the Linnane CICSA). The lump sum severance payment is equal to one times the sum of Mr. Linnane's: (i) Termination Base Salary; and (ii) Bonus (as such terms are defined in the Linnane CICSA).

William Linnane is an internationally experienced business, merchandising, retail, and finance leader with more than 20 years of relevant leadership experience. He has worked in the U.S., in Europe and in Australia; leading multi-billion-dollar businesses and driving exceptional operational results with different market conditions. He was recently the CEO of a successful advisory and investment firm focused on M&A and retail restructurings. Prior to that, Mr. Linnane was President of Kmart's Pharmacy, Drugstore and Grocery businesses in the U.S. and Puerto Rico, Chief Merchant at a leading book retailer in Europe, and led the Beverage, Candy and Snacks business for Tesco in the UK, working with Coca-Cola, PepsiCo, Nestle, Mars, Mondelez and others to drive branded growth opportunities via merchandising and other initiatives, including digital strategies. Mr. Linnane is a qualified accountant and started his career in finance working in the UK and Ireland at Kingfisher PLC (LSE: KGFL) and Tesco PLC (LSE:TSCO). He has strong experience in strategy, finance, operations, merchandising, sourcing, and leadership roles. Mr. Linnane holds an MA in Economics from Trinity College, University of Dublin.

Appointment and Promotion of Kori Belzer as SGRP's Global Chief Operating Officer

Kori G. Belzer has served as SGRP's Chief Operating Officer of SGRP since January 1, 2004. In her expanded role as Global Chief Operating Officer, Kori Belzer will assume responsibility for working with the leaders of all of the countries to develop global synergies and operating efficiencies that can improve individual country performance, as well as the overall enterprise results.

Ms. Belzer’s compensation or agreements have not changed as a result of this appointment.

Ms. Belzer is and for many years has been a Named Executive Officer in SGRP's SEC filings. Please see the 2021 Proxy Statement.

Forward-Looking Statements

This Current Report on Form 8-K (this "Current Report") contains "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, the Company and its subsidiaries, and this Report has been filed by the Company with the SEC. "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and the Exchange Act, "Securities Laws").

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend," "believe," "estimate," "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Company in this Current Report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"); and the successful integration and suitability of the Company's new executive officers, the potential negative effects of the novel coronavirus and COVID-19 pandemic on the Company's business, the Company's potential non-compliance with applicable Nasdaq director independence, bid price or other rules, the Company's cash flow or financial condition, or the pursuit or achievement of the Company's five corporate objectives (growth, customer value, employee development, greater productivity & efficiency, and increased earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, growing the Company's client base and contracts, continuing to strengthen its balance sheet, growing revenues and improving profitability through organic growth, new business development and strategic acquisitions, and continuing to control costs.

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, Risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company’s common stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)		Exhibits:

	99.1	Press Release dated July 13, 2021, announcing the appointment of Ron Lutz as SGRP's Chief Global Commercial Officer, William Linnane as SGRP's Chief Strategy and Growth Officer and Kori Belzer as SGRP's Global Chief Operating Officer, as filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.

Date:	July 15, 2021

By:	/s/ Fay DeVriese
Fay DeVriese, Chief Financial Officer